SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) – March 8, 2010

THE BANK OF NEW YORK MELLON CORPORATION

(Exact name of registrant as specified in charter)

Delaware	000-52710	13-2614959
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Wall Street New York, New York		10286
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code – (212) 495-1784

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.	OTHER EVENTS.

On March 8, 2010, The Bank of New York Mellon Corporation announced an agreement to acquire BHF Asset Servicing GmbH (“BHF Asset Servicing”) from BHF-BANK Altiengesellschaft and Sal. Oppenheim jr. & Cie, S.C.A. for EUR253 million (US$343 million), subject to regulatory approval. This transaction will include the purchase of BHF Asset Servicing’s wholly-owned fund administration affiliate, Frankfurter Service Kapitalanlage-Gesellschaft mbH.

A copy of the press release, dated March 8, 2010 discussing this transaction is attached hereto as Exhibit 99.1.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	EXHIBITS.

Exhibit Number	Description

99.1	Press Release dated March 8, 2010, announcing the matter referenced in Item 8.01 above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

The Bank of New York Mellon Corporation
(Registrant)

Date: March 10, 2010	By:	/s/ Arlie R. Nogay
	Name:	Arlie R. Nogay
	Title:	Corporate Secretary

EXHIBIT INDEX

Number	Description	Method of Filing

99.1	Press Release dated March 8, 2010	Filed herewith